UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) is July 14, 2005

                          OneSource Technologies, Inc.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                       000-30969                  65-0691963
 ------------------------------      ----------------------        ------------
(State or other jurisdiction of     (Commission File Number)      (IRS Employer
incorporation or jurisdiction)                                    Identification
                                                                     Number)


15730 N. 83rd Way, Suite 104, Scottsdale, Arizona                     85260
-------------------------------------------------                   --------
    (Address of principal executive office)                        (Zip Code)



       Registrant's telephone number, including area code: (800) 279-0859


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        Other Events.

     We are deeply saddened to report that Michael L. Hirschey, our Chief Executive Officer, passed away on July 14, 2005. Mr. Hirschey will be greatly missed not only for his leadership abilities, but also for the many personal attributes he possessed that endeared him to his family, friends and colleagues. Laurence M. Luke, our Managing Director, is overseeing the operations of the Company until a replacement for Mr. Hirschey is hired. A copy of the press release, dated July 20, 2005, announcing the death of Mr. Hirschey is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

Exhibit No.       Item

99.1     Press Release dated July 20, 2005


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ONESOURCE TECHNOLOGIES, INC.


Dated:  July 20, 2005                    By:  /s/ Leonard J. Ksobiech
                                                  ----------------------------
                                                  Leonard J. Ksobiech
                                                  Chief Financial Officer




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